SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 21, 2010

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17655 WATERVIEW PARKWAY

DALLAS, TEXAS 75252

(Address and Zip Code of Principal Executive Offices)

(972) 348-5100

(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02.	Results of Operations and Financial Condition

On April 21, 2010, Alliance Data Systems Corporation (the “Company”) issued a press release regarding its results of operations for the first quarter ended March 31, 2010. A copy of this press release is furnished as Exhibit 99.1.

ITEM 7.01.	Regulation FD Disclosure

Beginning with the first quarter of 2010, the Company has combined its Private Label Credit and Private Label Services segments and renamed its Epsilon Marketing Services and Loyalty Services segments, which will be reported as the following three segments:

(1)	LoyaltyOne, which includes the Company’s AIR MILES® Reward Program;

(2)	Epsilon, which provides integrated direct marketing solutions that combine database marketing technology and analytics with a broad range of direct marketing services; and

(3)	Private Label Services and Credit, which includes risk management solutions, account origination, funding, transaction processing, customer care and collections services for the Company’s private label retail card programs.

These three reportable operating segments are presented in the attached press release regarding the Company’s results of operations for the first quarter ended March 31, 2010 and will be presented in the Company’s Quarterly Report on Form 10-Q for the same period.

On April 21, 2010, Alliance Data Systems Corporation (the “Company”) issued a press release regarding its results of operations for the first quarter ended March 31, 2010. A copy of this press release is furnished as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated April 21, 2010 announcing the results of operations for the first quarter ended March 31, 2010.

Note: The information contained in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: April 21, 2010	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated April 21, 2010 announcing the results of operations for the first quarter ended March 31, 2010.

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